UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 11, 2008

Cohesant Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53007	20-3580013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23400 Commerce Park Road, Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(216) 416-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 11, 2008, Cohesant Inc. reported its operating results for the first quarter ended February 29, 2008. The Press Release is attached hereto as Exhibit 99.1

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Cohesant Inc.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(c) Exhibits.

99.1 - Press Release dated April 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHESANT INC.

Date:	April 14, 2008	By:	/s/ Robert W. Pawlak
Robert W. Pawlak, Chief Financial Officer